[front cover]

December 31, 2002

American Century
Annual Report

[photo]

International Bond

                                  [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS
CLASSIFIED BY CATEGORY AND RISK.

Our Message to You

[photo]
James E. Stowers III with James E. Stowers, Jr.

The global economy weakened during 2002, when many key stock market indexes suffered double-digit losses.  In the U.S., an expected turnaround faltered as the year progressed amid corporate accounting scandals, lackluster business spending on new equipment and technologies, and earnings reports that generated little enthusiasm. With corporate America showing some vulnerability, investors began looking for opportunities elsewhere. As a result, the U.S. dollar depreciated sharply against many major world currencies.

American Century International Bond flourished in that environment. Overseas bonds are usually denominated  in local currencies. So when those currencies were converted into U.S. dollars, they boosted the fund's return. The uncertain environment also drove up demand for government-backed fixed-income securities, a mainstay of International Bond. The management team discusses the fund's solid performance on pages 3 and 4.

Among its many challenges, 2002 gave us a chance to realign the senior leadership team of ACIM, American Century's investment management subsidiary.
Mark Mallon (previously chief investment officer of ACIM's value/ quantitative equity group) became the new ACIM CIO, replacing Randy Merk, who left American
Century in August. Three of ACIM's top managers--Jim Stowers III, Phil Davidson, and John Schniedwind--became the CIOs of growth, value, and quantitative equity, respectively; and Bill Lyons became the new ACIM president, in addition to his other duties (president and CEO of American Century Companies).

Bill's new responsibilities reinforce our commitment to investment management as the core of our business. "This move aligns overall company operations more closely with ACIM," says Bill. "Mark's focus is on investment performance and ensuring that the right people are in place with the right tools to do their jobs. I will make sure that ACIM works in an integrated fashion with the other parts of our business."

In these changing times, we appreciate your continued confidence in our management team and in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III

James E. Stowers, Jr.                    James E. Stowers III
Founder and Chairman                     Co-Chairman of the Board

                        "The Best is Yet to Be(reg.sm)"

Table of Contents

INTERNATIONAL BOND

FINANCIAL STATEMENTS

OTHER INFORMATION

Background Information

International Bond - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                   INTERNATIONAL BOND       FUND BENCHMARK
--------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 1/7/92)
--------------------------------------------------------------------------------
   6 months(1)                          10.59%                   9.19%
--------------------------------------------------------------------------------
   1 Year                               23.53%                  22.71%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                               6.27%                   6.56%
--------------------------------------------------------------------------------
   5 Years                               4.87%                   5.32%
--------------------------------------------------------------------------------
   10 Years                              6.01%                   6.72%
--------------------------------------------------------------------------------
ADVISOR CLASS (INCEPTION 10/27/98)
--------------------------------------------------------------------------------
   6 months(1)                          10.46%                   9.19%
--------------------------------------------------------------------------------
   1 Year                               23.24%                  22.71%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                               6.03%                   6.56%
--------------------------------------------------------------------------------
   Life of Class                         2.04%                   2.54%(2)
--------------------------------------------------------------------------------

(1)  Returns for periods less than one year are not annualized.

(2)  Since 10/31/98, the date nearest the class's inception for which data are available.

See pages 21-25 for information about share classes, the fund's benchmark, and returns.

                                                                    (continued)

                                                                          -----
                                                                          1

International Bond - Performance

GROWTH OF $10,000 OVER 10 YEARS
$10,000 investment made December 31, 1992

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended December 31
----------------------------------------------------------------------------------------------------------------------
                        1993     1994      1995     1996      1997      1998       1999      2000     2001     2002
----------------------------------------------------------------------------------------------------------------------
International Bond     11.79%    1.52%    24.40%    6.38%    -5.88%    17.87%    -10.36%    -1.20%  -1.66%    23.53%
----------------------------------------------------------------------------------------------------------------------
Fund Benchmark         10.67%    5.92%    25.65%    5.98%    -5.33%    18.49%     -9.61%    -0.23%  -1.16%    22.71%
----------------------------------------------------------------------------------------------------------------------

The charts on the performance pages give historical return data for
International Bond. Returns for the fund's benchmark are provided for comparison. From the fund's inception to December 31, 1997, the benchmark was the J.P. Morgan ECU-Weighted European Index. Since January 1, 1998, the
benchmark has been the J.P. Morgan Global Traded Government Bond Index
(excluding the U.S. and with Japan weighted at 15%). International Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures (see the Total
Returns table on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

-----

International Bond - Portfolio Commentary

By David M. Gibbon, portfolio manager

PERFORMANCE REVIEW

International Bond turned in its second-largest fiscal-year return ever during the 12 months ended December 31, 2002, while outperforming its benchmark.* (See page 2.) The weakening U.S. dollar boosted International Bond's performance by driving up the value of dollar-converted bond returns, although local-currency bond returns were also quite substantial. Our general policy of maintaining a full exposure to foreign currencies helped in that environment. And capitalizing on what we perceived were relative-value opportunities also played an important role.

ECONOMIC AND MARKET BACKDROP

Global economic activity stumbled in 2002. In the 12-nation euro zone, activity expanded a lukewarm 0.8% during the 12 months ended September 30, 2002. Net exports were the lone positive for growth, while financial services and business activities slowed, domestic demand softened, and the threat of a U.S.-led war against Iraq and anti-Chavez strikes in Venezuela drove up oil prices, cutting into spending and weighing on stocks.

Germany, the euro zone's largest economy, was hit particularly hard, expanding at a meager 0.4% for the  12 months ended September 30, 2002. Economic activity in France was little  better, matching the euro zone's 0.8% increase. On the other end of the spectrum were the economies of Finland and Greece, which grew by 2.2% and 3.6%, respectively.

In a further sign of the tough times, euro-zone unemployment hit 8.4% in
November--the highest level in more than two years--while inflation remained relatively modest at 2.3%. Given the challenging environment and outlook for tame inflation, the European Central Bank (ECB) reduced its benchmark interest rate to 2.75% by the end of 2002. Although this was the lowest level in three years, the ECB's rate cut came later than market participants had hoped.

Euro-zone government bonds performed extremely well thanks to those factors, returning from 9-10% in  local-currency terms (according to J.P. Morgan
Securities Inc.) as investors favored safety and liquidity. Bond returns were amplified when converted into U.S. dollars. The U.S.'s burgeoning current-account deficit, war-related uncertainties, and a less-profitable corporate America wore down the dollar as investors overseas began looking for opportunities elsewhere. By the end of 2002, the euro was up nearly 18% versus the greenback.

PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                  AS OF 12/31/02
-------------------------------------------------------------------------------
Net Assets                                        $318.7 million
-------------------------------------------------------------------------------
                                          12/31/02              12/31/01
-------------------------------------------------------------------------------
Weighted Average
Maturity                                  9.6 years             8.0 years
-------------------------------------------------------------------------------
Average Duration                          5.2 years             5.6 years
-------------------------------------------------------------------------------
Expense Ratio (for
Investor Class)                             0.85%                 0.86%
-------------------------------------------------------------------------------

FOREIGN CURRENCY RETURNS
VS. THE U.S. DOLLAR
For the year ended December 31, 2002
-------------------------------------------------------------------------------
Euro                                                              17.9%
-------------------------------------------------------------------------------
Yen                                                               10.4%
-------------------------------------------------------------------------------
Source: J.P. Morgan Securities Inc.

*All fund returns referenced in this commentary are for Investor Class shares.

Investment terms are defined in the Glossary.                       (continued)

                                                                          -----
                                                                          3

International Bond - Portfolio Commentary

Times were also tough in Japan, where the country's economy remained mired in a deflationary environment while balancing on the brink of its fourth downturn in a decade, in spite of near-zero interest rates. For the year ended September 30,
2002, economic activity in Japan grew 1.3%, while Japanese government bonds returned approximately 3.4% in yen terms. But as was the case with the euro, the dollar depreciated against the yen, falling more than 10% and amplifying dollar-converted Japanese bond performance.

PORTFOLIO STRATEGIES

International Bond's focus on high-quality fixed-income securities worked well in 2002, thanks mainly to the challenging times. But limiting our use of currency hedging strategies provided a big plus, too. As a result, the portfolio was able to benefit more fully from the dollar's depreciation.

We also carefully managed the portfolio's exposure to the various regions in which the fund invests. For example, we increased euro-zone holdings during the last six months, expecting growth in the region to slow and drive up demand for top-rated bonds; that's exactly what happened. In addition, euro-zone bonds generally outperformed their non-European Union  and Japanese counterparts, enhancing International Bond's performance.

Within the euro zone, we increased the portfolio's German bond holdings by just over 50% during the last six months. Germany was hit particularly hard due to slumping demand for exports and problems associated with last year's flood that swept away homes, infrastructure, and some small businesses. As a result, the country's government stepped up bond issuance to raise much-needed funds. So we picked up bonds at what we felt were attractive values that offered appreciation potential once supply levels normalize. In local-currency terms, J.P. Morgan's
Government Bond Index Germany returned approximately 9.3% last year, while U.S.
dollar-converted returns approached 29%.

ON THE HORIZON

We believe that the portfolio is well positioned for the current slow-growth, uncertain environment, especially keeping in mind a possible U.S.-led war against Iraq. So we don't plan on making any major changes in the immediate future.

BOND HOLDINGS BY COUNTRY
-------------------------------------------------------------------------------
                                              % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          12/31/02               6/30/02
--------------------------------------------------------------------------------
Euro Zone*                                  65.4%                 57.1%
--------------------------------------------------------------------------------
United States*                               9.2%                 14.1%
--------------------------------------------------------------------------------
Multi-national                               6.0%                  5.9%
--------------------------------------------------------------------------------
United Kingdom                               4.9%                  3.9%
--------------------------------------------------------------------------------
Japan                                        4.7%                  5.0%
--------------------------------------------------------------------------------
Sweden                                       3.5%                  4.1%
--------------------------------------------------------------------------------
Denmark                                      3.4%                  3.9%
--------------------------------------------------------------------------------
Canada                                       2.6%                  4.2%
--------------------------------------------------------------------------------
Australia*                                   0.3%                  1.8%
--------------------------------------------------------------------------------
* Including temporary cash investments.

Investment terms are defined in the Glossary.

-----

International Bond - Schedule of Investments

DECEMBER 31, 2002

Principal Amount                                                        Value
--------------------------------------------------------------------------------
GOVERNMENT BONDS -- 58.8%

AUSTRALIA -- 0.3%
--------------------------------------------------------------------------------
AUD            1,300,000  Australia Commonwealth,
                          7.50%, 9/15/09                           $    830,715
--------------------------------------------------------------------------------
AUSTRIA -- 4.5%
--------------------------------------------------------------------------------
EURO           7,550,000  Republic of Austria,
                          3.90%, 10/20/05                             8,123,323
--------------------------------------------------------------------------------
               5,350,000  Republic of Austria,
                          5.50%, 10/20/07                             6,107,238
--------------------------------------------------------------------------------
                                                                     14,230,561
--------------------------------------------------------------------------------
BELGIUM -- 3.8%
--------------------------------------------------------------------------------
               7,670,000  Kingdom of Belgium,
                          3.75%, 3/28/09                              8,039,949
--------------------------------------------------------------------------------
               2,700,000  Kingdom of Belgium,
                          8.00%, 3/28/15                              3,760,504
--------------------------------------------------------------------------------
                                                                     11,800,453
--------------------------------------------------------------------------------
CANADA -- 2.6%
--------------------------------------------------------------------------------
CAD            3,250,000  Government of Canada,
                          6.00%, 9/1/05                               2,204,619
--------------------------------------------------------------------------------
EURO           3,500,000  Government of Canada,
                          4.875%, 7/7/08                              3,906,727
--------------------------------------------------------------------------------
CAD            2,450,000  Government of Canada,
                          8.00%, 6/1/27                               2,100,878
--------------------------------------------------------------------------------
                                                                      8,212,224
--------------------------------------------------------------------------------
DENMARK -- 3.4%
--------------------------------------------------------------------------------
DKK           13,000,000  Kingdom of Denmark,
                          8.00%, 5/15/03                              1,870,951
--------------------------------------------------------------------------------
              34,600,000  Kingdom of Denmark,
                          8.00%, 3/15/06                              5,562,018
--------------------------------------------------------------------------------
              20,000,000  Kingdom of Denmark,
                          6.00%, 11/15/09                             3,138,307
--------------------------------------------------------------------------------
                                                                     10,571,276
--------------------------------------------------------------------------------
FRANCE -- 9.9%
--------------------------------------------------------------------------------
EURO          17,010,000  Government of France,
                          4.75%, 7/12/07                             18,870,781
--------------------------------------------------------------------------------
               2,800,000  Government of France,
                          5.00%, 10/25/11                             3,120,467
--------------------------------------------------------------------------------
               7,530,000  Government of France,
                          5.75%, 10/25/32                             8,991,229
--------------------------------------------------------------------------------
                                                                     30,982,477
--------------------------------------------------------------------------------
GERMANY -- 13.5%
--------------------------------------------------------------------------------
               6,000,000  German Federal Republic,
                          3.25%, 2/17/04                              6,343,837
--------------------------------------------------------------------------------
               1,500,000  German Federal Republic,
                          4.25%, 3/12/04                              1,603,056
--------------------------------------------------------------------------------
              15,850,000  German Federal Republic,
                          4.00%, 2/16/07                             17,085,963
--------------------------------------------------------------------------------
               4,100,000  German Federal Republic,
                          4.125%, 7/4/08                              4,410,923
--------------------------------------------------------------------------------

Principal Amount                                                         Value
--------------------------------------------------------------------------------
EURO           1,280,000  German Federal Republic,
                          5.00%, 7/4/12                            $  1,429,067
--------------------------------------------------------------------------------
               4,700,000  German Federal Republic,
                          6.25%, 1/4/24                               5,898,767
--------------------------------------------------------------------------------
               4,720,000  German Federal Republic,
                          5.625%, 1/4/28                              5,522,861
--------------------------------------------------------------------------------
                                                                     42,294,474
--------------------------------------------------------------------------------
ITALY -- 4.3%
--------------------------------------------------------------------------------
               9,600,000  Republic of Italy, 7.25%,
                          11/1/26                                    13,427,323
--------------------------------------------------------------------------------
JAPAN -- 4.1%
--------------------------------------------------------------------------------
JPY          830,000,000  Government of Japan,
                          0.50%, 3/20/07                              7,063,524
--------------------------------------------------------------------------------
             383,000,000  Government of Japan,
                          0.90%, 12/22/08                             3,323,544
--------------------------------------------------------------------------------
             262,000,000  Government of Japan,
                          1.90%, 6/20/22                              2,355,560
--------------------------------------------------------------------------------
                                                                     12,742,628
--------------------------------------------------------------------------------
NETHERLANDS -- 3.8%
--------------------------------------------------------------------------------
EURO           7,550,000  Kingdom of Netherlands,
                          6.00%, 1/15/06                              8,600,616
--------------------------------------------------------------------------------
               2,750,000  Kingdom of Netherlands,
                          5.50%, 7/15/10                              3,174,367
--------------------------------------------------------------------------------
                                                                     11,774,983
--------------------------------------------------------------------------------
SPAIN -- 2.2%
--------------------------------------------------------------------------------
               1,572,007  Government of Spain,
                          7.35%, 3/31/07                              1,904,603
--------------------------------------------------------------------------------
               4,390,000  Government of Spain,
                          5.00%, 7/30/12                              4,871,407
--------------------------------------------------------------------------------
                                                                      6,776,010
--------------------------------------------------------------------------------
SWEDEN -- 3.5%
--------------------------------------------------------------------------------
SEK           34,400,000  Kingdom of Sweden,
                          3.50%, 4/20/06                              3,905,095
--------------------------------------------------------------------------------
              42,700,000  Kingdom of Sweden,
                          6.50%, 5/5/08                               5,444,209
--------------------------------------------------------------------------------
CAD            2,100,000  Kingdom of Sweden,
                          7.00%, 12/1/08                              1,514,397
--------------------------------------------------------------------------------
                                                                     10,863,701
--------------------------------------------------------------------------------
UNITED KINGDOM -- 2.9%
--------------------------------------------------------------------------------
GBP              840,000  U.K. Treasury Stock,
                          6.50%, 12/7/03                              1,387,398
--------------------------------------------------------------------------------
               1,010,000  U.K. Treasury Stock,
                          6.75%, 11/26/04                             1,712,811
--------------------------------------------------------------------------------
               1,590,000  U.K. Treasury Stock,
                          7.50%, 12/7/06                              2,875,473
--------------------------------------------------------------------------------
               1,900,000  U.K. Treasury Stock,
                          5.00%, 9/7/14                               3,216,119
--------------------------------------------------------------------------------
                                                                      9,191,801
--------------------------------------------------------------------------------
TOTAL GOVERNMENT BONDS
(Cost $166,277,762)                                                 183,698,626
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

                                                                          -----
                                                                          5

International Bond - Schedule of Investments

DECEMBER 31, 2002

Principal Amount                                                        Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 30.0%

FRANCE -- 4.6%
--------------------------------------------------------------------------------
EURO          12,800,000  Caisse D'Amortissement
                          de la Dette Sociale,
                          5.25%, 10/25/12                          $ 14,476,078
--------------------------------------------------------------------------------
GERMANY -- 13.0%
--------------------------------------------------------------------------------
               8,400,000  DEPFA Deutsche
                          Pfandbriefbank AG,
                          5.50%, 2/12/08                              9,546,763
--------------------------------------------------------------------------------
              10,000,000  Eurohypo AG, 5.25%,
                          9/21/07                                    11,214,644
--------------------------------------------------------------------------------
               7,600,000  Kreditanstalt fuer
                          Wiederaufbau, 3.75%,
                          11/26/04                                    8,116,065
--------------------------------------------------------------------------------
               4,450,000  Kreditanstalt fuer
                          Wiederaufbau, 5.25%,
                          1/4/10                                      5,045,986
--------------------------------------------------------------------------------
               6,000,000  Landwirtschaftliche
                          Rentenbank, 4.125%,
                          1/24/05                                     6,461,321
--------------------------------------------------------------------------------
                                                                     40,384,779
--------------------------------------------------------------------------------
JAPAN -- 0.6%
--------------------------------------------------------------------------------
JPY          235,000,000  Development Bank of
                          Japan, 1.70%, 9/20/22                       2,025,887
--------------------------------------------------------------------------------
MULTI-NATIONAL -- 6.0%
--------------------------------------------------------------------------------
GBP            2,400,000  European Investment
                          Bank, 5.50%, 12/7/09                        4,100,094
--------------------------------------------------------------------------------
EURO           5,100,000  European Investment
                          Bank, 5.625%, 10/15/10                      5,894,692
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
GBP            2,270,000  European Investment
                          Bank, 6.25%, 4/15/14                     $  4,169,879
--------------------------------------------------------------------------------
               2,680,000  International Bank for
                          Reconstruction &
                          Development (the World
                          Bank), 6.125%, 12/7/09                      4,677,051
--------------------------------------------------------------------------------
                                                                     18,841,716
--------------------------------------------------------------------------------
NETHERLANDS -- 2.1%
--------------------------------------------------------------------------------
EURO           6,000,000  Bank Nederlandse
                          Gemeenten, 4.625%,
                          8/17/07                                     6,586,956
--------------------------------------------------------------------------------
SPAIN -- 3.7%
--------------------------------------------------------------------------------
              10,850,000  Instituto de Credito
                          Oficial, 3.875%, 7/30/04                   11,585,657
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $85,628,136)                                                   93,901,073
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 11.2%

UNITED KINGDOM -- 2.0%
--------------------------------------------------------------------------------
               6,000,000  HBOS Treasury Services
                          plc, 2.825%, 1/23/03(1)                     6,283,301
--------------------------------------------------------------------------------
UNITED STATES -- 9.2%
--------------------------------------------------------------------------------
USD           28,900,000  FHLB Discount Notes,
                          1.50%, 1/2/03(1)                           28,899,398
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $35,045,406)                                                   35,182,699
--------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES -- 100.0%
(Cost $286,951,304)                                                $312,782,398
================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

                                                                   Unrealized
  Contracts to Sell          Settlement Date       Value           Gain (Loss)
--------------------------------------------------------------------------------
    1,390,000 EURO for AUD       1/29/03       $ 1,455,881       $   (65,365)
--------------------------------------------------------------------------------
      712,890 GBP for EURO       1/29/03         1,145,025           (25,034)
--------------------------------------------------------------------------------
  615,866,760 JPY for EURO       1/29/03         5,191,617           (24,423)
--------------------------------------------------------------------------------
    1,760,000 EURO for JPY       1/29/03         1,843,417          (103,870)
--------------------------------------------------------------------------------
    2,517,246 EURO for SEK       1/29/03         2,636,554           (70,616)
--------------------------------------------------------------------------------
   55,196,074 DKK                1/29/03         7,781,213          (301,223)
--------------------------------------------------------------------------------
    9,422,303 EURO               1/29/03         9,868,885          (361,687)
--------------------------------------------------------------------------------
    1,581,738 EURO               1/29/03         1,656,707           (50,216)
--------------------------------------------------------------------------------
   27,310,335 EURO               1/29/03        28,604,743          (893,614)
--------------------------------------------------------------------------------
    6,801,821 EURO               1/29/03         7,124,202            21,427
--------------------------------------------------------------------------------
    2,643,661 EURO               1/29/03         2,768,961          (116,955)
--------------------------------------------------------------------------------
    1,531,359 GBP                1/29/03         2,459,628           (47,085)
--------------------------------------------------------------------------------
  211,488,500 JPY                1/29/03         1,782,800           (82,800)
--------------------------------------------------------------------------------
   63,155,293 JPY                1/29/03           532,385            (7,926)
--------------------------------------------------------------------------------
   15,284,240 JPY                1/29/03           128,843           (28,843)
--------------------------------------------------------------------------------
    6,529,397 JPY                1/29/03            55,041           (21,929)
--------------------------------------------------------------------------------
   47,622,341 SEK                1/29/03         5,466,258          (171,651)
--------------------------------------------------------------------------------
                                               $80,502,160       $(2,351,810)
                                               =================================
(Value on Settlement Date $78,150,350)

See Notes to Financial Statements.                                   (continued)

-----

International Bond - Schedule of Investments

DECEMBER 31, 2002

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS* (CONTINUED)

                                                                   Unrealized
  Contracts to Buy            Settlement Date      Value           Gain (Loss)
--------------------------------------------------------------------------------
    2,481,956 AUD for EURO       1/29/03       $ 1,392,889        $     2,373
--------------------------------------------------------------------------------
    1,110,000 EURO for GBP       1/29/03         1,162,610             42,620
--------------------------------------------------------------------------------
    5,130,000 EURO for JPY       1/29/03         5,373,143            205,949
--------------------------------------------------------------------------------
  213,312,000 JPY for EURO       1/29/03         1,798,172             58,624
--------------------------------------------------------------------------------
   22,930,000 SEK for EURO       1/29/03         2,631,985             66,046
--------------------------------------------------------------------------------
    5,848,841 CAD                1/29/03         3,698,307              4,924
--------------------------------------------------------------------------------
      455,519 CAD                1/29/03           288,032              2,022
--------------------------------------------------------------------------------
    2,200,000 CAD                1/29/03         1,391,092            (15,333)
--------------------------------------------------------------------------------
    1,150,000 EURO               1/29/03         1,204,506             45,858
--------------------------------------------------------------------------------
    2,130,000 EURO               1/29/03         2,230,954             46,256
--------------------------------------------------------------------------------
   11,007,068 EURO               1/29/03        11,528,762            337,221
--------------------------------------------------------------------------------
    5,710,000 EURO               1/29/03         5,980,633            167,560
--------------------------------------------------------------------------------
    1,502,578 GBP                1/29/03         2,413,401             33,919
--------------------------------------------------------------------------------
      397,138 GBP                1/29/03           637,872             11,467
--------------------------------------------------------------------------------
      736,886 GBP                1/29/03         1,183,568             42,310
--------------------------------------------------------------------------------
    1,492,170 GBP                1/29/03         2,396,685             50,079
--------------------------------------------------------------------------------
  101,779,850 JPY                1/29/03           857,981              7,981
--------------------------------------------------------------------------------
  699,799,070 JPY                1/29/03         5,899,147             89,147
--------------------------------------------------------------------------------
3,310,076,518 JPY                1/29/03        27,903,193            510,166
--------------------------------------------------------------------------------
   23,971,500 SEK                1/29/03         2,751,532            231,532
--------------------------------------------------------------------------------
                                               $82,724,464         $1,940,721
                                               =================================
(Value on Settlement Date $80,783,743)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

AUD = Australian Dollar

CAD = Canadian Dollar

DKK = Danish Krone

GBP = British Pound

JPY = Japanese Yen

SEK = Swedish Krona

USD = United States Dollar

(1)  The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

                                                                          -----
                                                                          7

Statement of Assets and Liabilities

DECEMBER 31, 2002
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $286,951,304)             $312,782,398
--------------------------------------------------------------
Cash                                                                     81,019
--------------------------------------------------------------
Foreign currency holdings, at value (cost of $43,945)                    44,532
--------------------------------------------------------------
Receivable for investments sold                                       3,369,074
--------------------------------------------------------------
Receivable for capital shares sold                                   14,529,020
--------------------------------------------------------------
Receivable for forward foreign currency exchange contracts            1,977,481
--------------------------------------------------------------
Interest receivable                                                   6,320,240
--------------------------------------------------------------------------------
                                                                    339,103,764
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                    16,839,770
--------------------------------------------------------------
Payable for forward foreign currency exchange contracts               2,388,570
--------------------------------------------------------------
Payable for capital shares redeemed                                     424,625
--------------------------------------------------------------
Dividends payable                                                       576,078
--------------------------------------------------------------
Accrued management fees                                                 187,186
--------------------------------------------------------------
Distribution fees payable                                                   641
--------------------------------------------------------------
Service fees payable                                                        641
--------------------------------------------------------------
Payable for trustees' fees and expenses                                   2,901
--------------------------------------------------------------------------------
                                                                     20,420,412
--------------------------------------------------------------------------------
NET ASSETS                                                         $318,683,352
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital paid in                                                    $291,875,188
--------------------------------------------------------------
Undistributed net investment income                                   2,041,520
--------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                      (984,763)
--------------------------------------------------------------
Net unrealized appreciation on investments
and translation of assets and
liabilities in foreign currencies                                    25,751,407
--------------------------------------------------------------------------------
                                                                   $318,683,352
================================================================================

INVESTOR CLASS
--------------------------------------------------------------------------------
Net assets                                                         $315,491,321
--------------------------------------------------------------
Shares outstanding                                                   25,883,744
--------------------------------------------------------------
Net asset value per share                                                $12.19
--------------------------------------------------------------------------------

ADVISOR CLASS
--------------------------------------------------------------------------------
Net assets                                                           $3,192,031
--------------------------------------------------------------
Shares outstanding                                                      262,463
--------------------------------------------------------------
Net asset value per share                                                $12.16
--------------------------------------------------------------------------------

See Notes to Financial Statements.

-----

Statement of Operations

YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
INCOME:
--------------------------------------------------------------
Interest (net of foreign taxes withheld of $12,172)                  $7,320,178
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------------
Management fees                                                       1,466,762
--------------------------------------------------------------
Distribution fees -- Advisor Class                                        6,032
--------------------------------------------------------------
Service fees -- Advisor Class                                             6,032
--------------------------------------------------------------
Trustees' fees and expenses                                              25,522
--------------------------------------------------------------------------------
                                                                      1,504,348
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                 5,815,830
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
NET REALIZED GAIN ON:
--------------------------------------------------------------
Investment transactions                                               2,068,526
--------------------------------------------------------------
Foreign currency transactions                                         1,214,311
--------------------------------------------------------------------------------
                                                                      3,282,837
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
--------------------------------------------------------------
Investments                                                          29,178,810
--------------------------------------------------------------
Translation of assets and liabilities
in foreign currencies                                                    58,989
--------------------------------------------------------------------------------
                                                                     29,237,799
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                     32,520,636
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                           $38,336,466
================================================================================

See Notes to Financial Statements.

                                                                          -----
                                                                          9

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 2001
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                 2002            2001
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income                               $5,815,830      $4,425,295
---------------------------------------------
Net realized gain (loss)                             3,282,837      (3,240,273)
---------------------------------------------
Change in net unrealized
appreciation (depreciation)                         29,237,799      (3,626,495)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                           38,336,466      (2,441,473)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
---------------------------------------------
  Investor Class                                    (5,950,313)           --
---------------------------------------------
  Advisor Class                                        (51,945)           --
--------------------------------------------------------------------------------
Decrease in net assets from distributions           (6,002,258)           --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase in net assets from
capital share transactions                          169,194,508      7,358,445
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                          201,528,716      4,916,972

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 117,154,636    112,237,664
--------------------------------------------------------------------------------
End of period                                      $318,683,352   $117,154,636
================================================================================

Undistributed net investment income                  $2,041,520       $314,808
================================================================================

See Notes to Financial Statements.

-----

Notes to Financial Statements

DECEMBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. International Bond Fund (the fund) is the sole fund issued by the trust. The fund is non-diversified under the 1940
Act. The fund's investment objective is to seek high total return. The fund pursues its objective by investing in high-quality, nondollar-denominated government and corporate debt securities issued outside the United States. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class and the
Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

SECURITY VALUATIONS - Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation
(depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE  CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost.
Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

                                                                    (continued)

                                                                          -----
                                                                          11

Notes to Financial Statements

DECEMBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS--Distributions  to shareholders are recorded on the ex-dividend date. Distributions from net investment income are expected to be declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid twice a year.

USE OF ESTIMATES -- The financial statements  are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will  be paid by ACIM. The fee is computed daily and paid monthly in arrears. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range  from 0.4925%
to 0.6100% and the rates for the Complex Fee (Investor Class) range from 0.2900%
to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex
Fee range. For the year ended December 31, 2002, the effective annual management fee for the Investor Class and Advisor Class was 0.83% and 0.58%,
respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly in arrears based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries  in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended December 31,
2002, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc. (ACC), the parent of the trust's investment manager, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century
Services Corporation.

ACIM has entered into a Subadvisory Agreement with J.P. Morgan Investment
Management (JPMIM) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of
Trustees. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the fund. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM.

                                                                    (continued)

-----

Notes to Financial Statements

DECEMBER 31, 2002

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2002, were $361,015,275 and $221,554,865, respectively.

4. CAPITAL SHARE TRANSACTIONS

The trust has an unlimited number of shares authorized. Transactions in shares of the fund were  as follows:

--------------------------------------------------------------------------------
                                                      SHARES          AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
---------------------------------------------
Sold                                                28,826,187     $328,873,464
---------------------------------------------
Issued in reinvestment of distributions                443,726        5,349,062
---------------------------------------------
Redeemed                                           (14,813,882)    (165,744,178)
--------------------------------------------------------------------------------
Net increase                                        14,456,031     $168,478,348
================================================================================
YEAR ENDED DECEMBER 31, 2001
---------------------------------------------
Sold                                                 6,689,418      $67,837,570
---------------------------------------------
Issued in reinvestment of distributions                  --              --
---------------------------------------------
Redeemed                                            (6,118,902)     (61,548,220)
--------------------------------------------------------------------------------
Net increase                                           570,516       $6,289,350
================================================================================

ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
---------------------------------------------
Sold                                                  189,748       $2,089,358
---------------------------------------------
Issued in reinvestment of distributions                 4,238           51,498
---------------------------------------------
Redeemed                                             (129,211)      (1,424,696)
--------------------------------------------------------------------------------
Net increase                                           64,775         $716,160
================================================================================
YEAR ENDED DECEMBER 31, 2001
---------------------------------------------
Sold                                                  229,224       $2,300,689
---------------------------------------------
Issued in reinvestment of distributions                  --              --
---------------------------------------------
Redeemed                                             (121,235)      (1,231,594)
--------------------------------------------------------------------------------
Net increase                                          107,989       $1,069,095
================================================================================

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $620,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$650,000,000 effective December 17, 2002. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2002.

                                                                    (continued)

                                                                          -----
                                                                          13

Notes to Financial Statements

DECEMBER 31, 2002

6. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                      2002              2001
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                                     $6,002,258          $--
--------------------------------------------------------------------------------
Long-term capital gains                                $--              $--
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

As of December 31, 2002, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                    $287,035,587
================================================================================
Gross tax appreciation of investments                               $25,783,431
--------------------------------------------------------------
Gross tax depreciation of investments                                   (36,620)
--------------------------------------------------------------------------------
Net tax appreciation of investments                                 $25,746,811
================================================================================
Net tax appreciation on derivatives and translation
of assets and liabilities in foreign currencies                         $30,181
--------------------------------------------------------------------------------
Net tax appreciation                                                $25,776,992
================================================================================
Undistributed ordinary income                                        $1,984,115
--------------------------------------------------------------
Accumulated capital losses                                            $(952,943)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2008.

-----

International Bond - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
-----------------------------------------------------------------------------------------------------------
                                                                 INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------
                                         2002           2001           2000           1999      1998
-----------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $10.08         $10.25         $10.55         $12.44     $10.92
-----------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(1)               0.36           0.39           0.38           0.36       0.47
-----------------------------------
  Net Realized and Unrealized
  Gain (Loss)                            2.01          (0.56)         (0.51)         (1.62)      1.47
-----------------------------------------------------------------------------------------------------------
  Total From Investment Operations       2.37          (0.17)         (0.13)         (1.26)      1.94
-----------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.26)           --           (0.11)         (0.43)     (0.17)
-----------------------------------
  From Net Realized Gains                 --             --           (0.06)         (0.20)     (0.25)
-----------------------------------------------------------------------------------------------------------
  Total Distributions                   (0.26)           --           (0.17)         (0.63)     (0.42)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $12.19         $10.08         $10.25         $10.55     $12.44
===========================================================================================================
  TOTAL RETURN(2)                       23.53%         (1.66)%        (1.20)%       (10.36)%    17.87%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    0.85%          0.86%          0.87%          0.85%      0.84%
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                    3.28%          3.87%          3.85%          3.27%      4.11%
-----------------------------------
Portfolio Turnover Rate                   137%           147%           221%           239%       322%
-----------------------------------
Net Assets, End of Period
(in thousands)                        $315,491       $115,172       $111,320       $112,968   $157,412
-----------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

                                                                          -----
                                                                          15

International Bond - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
-----------------------------------------------------------------------------------------------------------
                                                                  ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
                                         2002           2001           2000          1999       1998(1)
-----------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $10.03         $10.23         $10.52         $12.44      $12.50
-----------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(2)               0.33           0.36           0.35           0.45        0.08
-----------------------------------
  Net Realized and Unrealized
  Gain (Loss)                            2.00          (0.56)         (0.50)         (1.74)       0.19
-----------------------------------------------------------------------------------------------------------
  Total From Investment Operations       2.33          (0.20)         (0.15)         (1.29)       0.27
-----------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.20)           --           (0.08)         (0.43)      (0.17)
-----------------------------------
  From Net Realized Gains                 --             --           (0.06)         (0.20)      (0.16)
-----------------------------------------------------------------------------------------------------------
  Total Distributions                   (0.20)           --           (0.14)         (0.63)      (0.33)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $12.16         $10.03         $10.23         $10.52      $12.44
===========================================================================================================
  TOTAL RETURN(3)                       23.24%         (1.96)%        (1.35)%       (10.61)%      2.12%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    1.10%          1.11%          1.12%          1.10%      1.08%(4)
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                    3.03%          3.62%          3.60%          3.02%      3.71%(4)
-----------------------------------
Portfolio Turnover Rate                   137%           147%           221%           239%       322%(5)
-----------------------------------
Net Assets, End of Period
(in thousands)                          $3,192         $1,983           $918           $727          $34
-----------------------------------------------------------------------------------------------------------

(1)  October 27, 1998 (commencement of sale) through December 31, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended December 31, 1998.

See Notes to Financial Statements.

-----

Report of Independent Accountants

To the Trustees of the American Century International Bond Funds and
Shareholders of the American Century International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century International
Bond Fund (hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in the five years ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of
America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management;
our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of
America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
February 14, 2003

                                                                          -----
                                                                          17

Management

The individuals listed below serve as trustees or officers of the fund. Those listed as interested trustees are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other trustees (more than  two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the fund also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund.

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
ALBERT EISENSTAT (72)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: General Partner, Discovery Ventures
(Venture capital firm, 1996 to 1998)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 36

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Independent Director, Sungard Data Systems
(1991 to present); Independent Director, Business Objects S/A (1994 to present)
--------------------------------------------------------------------------------
RONALD J. GILSON (56)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to present); Mark and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present); Counsel, Marron, Reid & Sheehy  (a San Francisco law firm, 1984 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 36

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------
KATHRYN A. HALL (45)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Investment
Officer, Offit Hall Capital Management, LLC (April 2002 to present); President and Managing Director, Laurel Management Company, L.L.C. (1996 to April 2002)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 36

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Princeton University Investment
Company (1997 to present); Director, Stanford Management Company (2001 to present); Director, UCSF Foundation (2000 to present); Director, San Francisco
Day School (1999 to present)
--------------------------------------------------------------------------------
MYRON S. SCHOLES (61)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 22

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Partner, Oak Hill Capital
Management  (1999-present); Principal, Long-Term Capital Management (investment advisor, 1993 to January 1999); Frank E. Buck Professor of Finance, Stanford
Graduate School of Business (1981 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 36

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Smith Breeden Family of Funds
(1992 to present)
--------------------------------------------------------------------------------

                                                                    (continued)

-----

Management

INDEPENDENT TRUSTEES (CONTINUED)
--------------------------------------------------------------------------------
KENNETH E. SCOTT (74)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 31

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Ralph M. Parsons Professor of Law
and Business, Stanford Law School (1972 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 36

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, RCM Capital Funds, Inc. (1994 to
present)
--------------------------------------------------------------------------------
JOHN B. SHOVEN (55)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): Less than 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1977 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 36

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  Director, Cadence Design Systems (1992 to
present); Director, Watson Wyatt Worldwide (2002 to present); Director,
Palmsource Inc.  (2002 to present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS (57)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 18

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Director and Partner, Windy Hill
Productions, LP (educational software, 1994 to 1998)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 36

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Indus International (software solutions, January 1999 to present); Director, Quintus Corporation (automation solutions, 1995 to present)
-------------------------------------------------------------------------------

INTERESTED TRUSTEE
--------------------------------------------------------------------------------
WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Trustee, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); Chief Operating Officer,
ACC (June 1996 to September 2000); General Counsel, ACC, ACIM, ACIS, ACSC, and
other ACC subsidiaries (June 1989 to June 1998); Also serves as: Executive Vice
President, ACIS, ACSC, and other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 36

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------

                                                                    (continued)

                                                                          -----
                                                                          19

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: See entry under "Interested
Trustees."
--------------------------------------------------------------------------------
ROBERT T. JACKSON (56)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS, and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (46)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (44)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
--------------------------------------------------------------------------------
ROBERT LEACH (36)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
C. JEAN WADE (38)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
JON ZINDEL (35)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Ventures, Inc.
(December 1999 to January 2001); Director of Taxation, ACSC (July 1996 to April
1998)
-------------------------------------------------------------------------------

The SAI has additional information about the fund's trustees and is available without charge upon request by calling 1-800-345-2021.

-----

Share Class Information

Two classes of shares are authorized for sale by the fund: Investor Class and
Advisor Class.

INVESTOR CLASS shares are available  for purchase directly from American Century without any commissions or other fees. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%  Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

                                                                          -----
                                                                          21

Retirement Account Information

As required by law, any distributions you receive from an IRA or certain 403(b)
and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding  apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

-----

Background Information

INVESTMENT TEAM LEADERS
--------------------------------------
PORTFOLIO MANAGERS
--------------------------------------
    David M. Gibbon (J.P. Morgan)
--------------------------------------
    Dominic Pegler (J.P. Morgan)
--------------------------------------
    Brian Howell
--------------------------------------

INVESTMENT PHILOSOPHY  AND POLICIES

American Century offers 28 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

In addition to these principles, each fund has its own investment policies:

INTERNATIONAL BOND seeks a high total return by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the U.S.
Under normal market conditions, the fund will invest at least 65% of its total assets in foreign government bonds, and it may invest up to 35% of its total assets in high-quality foreign corporate bonds. The fund typically maintains a weighted average maturity of 2-10 years.

The fund normally remains fully invested in foreign bonds; however, the fund may invest up to 25% of its assets in U.S. securities when the U.S. dollar appears to be strengthening.

International investing involves special risks, such as political instability and currency fluctuations. The fund is not intended to serve as a complete investment program by itself.

COMPARATIVE INDEX

The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

The J.P. MORGAN GLOBAL TRADED GOVERNMENT BOND INDEX (excluding the U.S. and with
Japan weighted at 15%) consists of foreign bonds from 21 developed nations in
North America, Europe, Asia, and Australia.

Prior to January 1998, the International Bond fund benchmark was the J.P. Morgan
ECU-Weighted European Index.

THE FUND'S SUBADVISOR

J.P. MORGAN INVESTMENT MANAGEMENT, INC. (J.P. Morgan) is the subadvisor to the fund and makes the fund's day-to-day investment decisions. J.P. Morgan is a leading global financial services firm with over $280 billion in assets under management, primarily in pension funds, institutional accounts and private accounts. The subadvisor  is a wholly owned subsidiary of J.P. Morgan Chase &
Co.

                                                                          -----
                                                                          23

Glossary

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced a fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial Highlights."

AVERAGE DURATION--a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

BASIS POINT--one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

CORE EURO-ZONE COUNTRIES--Belgium, Germany, the Netherlands, and more recently
France, are generally considered the core euro-zone countries. These countries demonstrated the most conservative fiscal and monetary policies in the region, in addition to currency stability, prior to Economic and Monetary Union. As a result, bonds from these countries often carry slightly higher credit ratings and therefore lower yields than like-maturity bonds from "non-core" euro-zone countries.

COUPON--the stated interest rate of  a security.

CURRENCY FLUCTUATIONS--the movement of foreign currency values in relation to the U.S. dollar. Currency exchange rates come into play when foreign bond income, gains or losses are converted into U.S. dollars, as is required for fund pricing. Changing currency values  may have a greater effect on the fund's return than changing foreign interest rates and bond prices. When the dollar's value declines compared to foreign currencies, U.S. investors receive higher foreign bond returns (foreign currencies buy more dollars). Conversely, when the dollar is stronger, U.S. investors generally receive lower returns (foreign currencies buy fewer dollars).

CURRENCY HEDGING--a strategy used to offset fluctuations in the value of a currency.

EURO ZONE--the collection of countries that have converted to the euro as  their national currency. Currently, the following countries are members of the euro zone: Austria, Belgium, Finland, France, Germany, Greece, Ireland,  Italy,
Luxembourg, the Netherlands, Portugal, and Spain.

EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders  pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the
Notes to Financial Statements.)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

                                                                    (continued)

-----

Glossary

NON-CORE EURO-ZONE COUNTRIES--member countries of Economic and Monetary Union that demonstrated lower currency and economic stability than "core" member countries prior to Economic and Monetary Union. Bonds from these countries often carry slightly lower credit ratings and therefore higher yields than like-maturity core-country bonds.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

WEIGHTED AVERAGE MATURITY (WAM)--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the
WAM, the greater the portfolio's interest rate sensitivity.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing  to ensure its objectives, policies, and risk potential are consistent with  your needs.

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad classifications:

MONEY MARKET FUNDS--designed to provide preservation of capital with low risk.
Invest in high-quality, short-term debt securities issued by governments, banks, and corporations.

BOND FUNDS--designed to provide income with relative stability. Invest in bonds and other debt securities issued by governments and their agencies (federal, foreign, and state), corporations, and financial institutions.

BALANCED FUNDS--designed to provide both growth and income by investing in a mix of securities held by stock funds, bond funds, and money market funds.

STOCK FUNDS--designed to provide opportunities for long-term capital appreciation through investments in equity securities of domestic and international companies.

RISK

The classification of funds by risk  category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential  with either low or minimal price- fluctuation risk.

MODERATE--these funds generally  provide moderate return potential  with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

                                                                    (continued)

                                                                          -----
                                                                          25

Glossary

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed  during the reporting period as a result of the fund's operations. In other words, it shows how much money  the fund made or lost as a result of  dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of
Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as  a percentage of average net assets),  and portfolio turnover (a gauge of the fund's trading activity).

-----

[inside back cover]

-------------------------------------------------------------------------------
                            AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------
                                  STOCK FUNDS
-------------------------------------------------------------------------------
MODERATE RISK

   VALUE
-------------------------------------------------------------------------------
   Value(+)
   Equity Income
   Large Company Value(+)
   Capital Value
   Income & Growth

   BLEND
-------------------------------------------------------------------------------
   Equity Growth
   Equity Index

   SPECIALTY
-------------------------------------------------------------------------------
   Real Estate
   Utilities

AGGRESSIVE RISK

   GROWTH
-------------------------------------------------------------------------------
   Select(+)
   Ultra(reg.sm)
   Growth
   Heritage
   Vista
   Veedot(reg.sm)
   New Opportunities
   New Opportunities II(+)
   Giftrust(reg.sm)

   VALUE
-------------------------------------------------------------------------------
   Small Cap Value**

   BLEND
-------------------------------------------------------------------------------
   Small Company

   INTERNATIONAL
-------------------------------------------------------------------------------
   International Growth(+)
   Global Growth
   Emerging Markets
   International Discovery**
   International Opportunities

   SPECIALTY
-------------------------------------------------------------------------------
   Technology
   Life Sciences
   Global Natural Resources**
   Global Gold
-------------------------------------------------------------------------------
                           ASSET ALLOCATION/BALANCED FUNDS
-------------------------------------------------------------------------------
MODERATE RISK

   Balanced
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
-------------------------------------------------------------------------------
                                      BOND FUNDS
-------------------------------------------------------------------------------
CONSERVATIVE RISK

   TAXABLE
-------------------------------------------------------------------------------
   Short-Term Government
   Ginnie Mae
   Target 2005*

   TAX-FREE
-------------------------------------------------------------------------------
   CA Limited-Term Tax-Free

MODERATE RISK

   TAXABLE
-------------------------------------------------------------------------------
   Government Bond
   Diversified Bond(+)
   Inflation-Adjusted Bond
   Target 2010*
   Target 2015*

   TAX-FREE
-------------------------------------------------------------------------------
   CA Long-Term Tax-Free
   CA Intermediate-Term Tax-Free
   Tax-Free Bond
   AZ Municipal Bond
   FL Municipal Bond

AGGRESSIVE RISK

   TAXABLE
-------------------------------------------------------------------------------
   High-Yield(+)
   International Bond
   Target 2020*
   Target 2025*
   Target 2030*

   TAX-FREE
-------------------------------------------------------------------------------
   CA High-Yield Municipal(+)
   High-Yield Municipal(+)
-------------------------------------------------------------------------------
                                 MONEY MARKET FUNDS
-------------------------------------------------------------------------------
CONSERVATIVE RISK

   TAXABLE
-------------------------------------------------------------------------------
   Capital Preservation
   Government Agency Money Market
   Prime Money Market
   Premium Money Market

   TAX-FREE
-------------------------------------------------------------------------------
   FL Municipal Money Market
   CA Tax-Free Money Market
   Tax-Free Money Market
-------------------------------------------------------------------------------

The investment objective may be based on the fund's objective, as stated in its prospectus, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs. For a definition of fund classifications, see the Glossary.

*   While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
    December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**  These funds are closed to new investors.

(+) As of January 30, 2003, this fund is closed to new direct investors.
    Investors who established accounts prior to the closing date may continue to invest in their accounts. New investors may purchase shares in this fund only through a financial intermediary.

Please call 1-800-345-2021 for a prospectus, which contains important information including charges and expenses. You should read the prospectus carefully before you invest or send money.

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY INTERNATIONAL BOND FUNDS

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------

0302                                  American Century Investment Services, Inc.
SH-ANN-33322N                      (c)2003 American Century Services Corporation